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                                                                 EXHIBIT 10.23

                                 LEASE AGREEMENT

         This Agreement is made on the                day of April, 1995,

         B E T W E E N:             METRO PARK ASSOCIATES
                                    A Partnership of the State of New Jersey
                                    820 Morris Turnpike, Suite 301
                                    Short Hills, New Jersey 07078
                                    (hereinafter referred to as "Landlord"),

         A N D:                     STARCOM



                                    (hereinafter referred to as "Tenant").

                              W I T N E S S E T H :

1.    PREMISES, TERM AND USE. The Landlord does hereby lease to the Tenant, and the Tenant does hereby rent from the Landlord the following described premises: approximately 3,962 rentable square feet of eighth floor space in the office building located at 33 Wood Avenue South, Iselin, New Jersey, for
a term of two (2) years, commencing May    , 1995, and ending April   , 1997,
to be used and occupied only and for no other purpose than general office space.

2. PAYMENT OF RENT. The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of One Hundred Thirty-Four Thousand Seven Hundred Eight and 00/100 ($134,708.00) Dollars, payable as follows: Sixty-Seven Thousand Three Hundred Fifty-Four and 00/100 ($67,354.00) Dollars Per Annum; Five Thousand Six Hundred Twelve and 83/100 ($5,612.83) Dollars Per Month, due and payable on the first day of each calendar month. Notwithstanding anything to the contrary contained herein, however, Tenant shall not be required to make payments of basic monthly rent for the first and thirteenth months of the initial term of this Lease.

3. LATE PAYMENTS. In the event that payment of rent is not received by Landlord by the tenth (10th) day of each month, Tenant shall pay, as additional rent, a late charge equal to five (5) percent of the late payment. Landlord shall be entitled to the same remedies for non-payment of late charges as for non-payment of rent.

4. REPAIRS AND CARE. (a) The Tenant has examined the premises and has entered into this Lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense, make all non-structural repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs. The Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment.

      (b) Not later than the last day of the term, Tenant shall, at Tenant's expense, remove all Tenant's personal property and those improvements made by Tenant which have not become the property of Landlord, including but not limited to trade fixtures, moveable panelling and the like; repair all injury done by or in connection with the installation or removal of said property and improvements; and surrender the Premises in as good condition as they were at the beginning of the term, excepting reasonable wear and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Tenant, Tenant's agents, servants, visitors or licensees. All other property of Tenant remaining on the premises after the last day of the term or earlier termination of this Lease


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shall be conclusively deemed abandoned and may be removed by Landlord, and
Tenant shall reimburse Landlord for the cost of such removal. Landlord may have any such property stored at Tenant's risk and expense.

5. COMPLIANCE WITH LAWS. The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense. Tenant shall observe and comply with the rules and regulations hereinafter set forth in Exhibit B, attached hereto and made a part hereof by this reference, and with such further reasonable rules and regulations as Landlord may prescribe, upon written notice to Tenant, for the safety, care and cleanliness of the Building and the comfort, quiet and convenience of other occupants of the Building.

6. ALTERATIONS AND IMPROVEMENTS. No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the prior written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this Lease, without hindrance, molestation, injury or charge to Landlord.

7. TENANT'S LIABILITY INSURANCE. Tenant shall provide, at its own expense, and keep in force during the term of this Lease and any renewal terms, general comprehensive liability insurance with an insurance company licensed to do business in the State of New Jersey, selected by Tenant and reasonably acceptable to Landlord, and in an amount reasonably required by Landlord, but in any event not less than $1,000,000.00 with respect to injury or death to any one person and $1,000,000.00 with respect to injury or death to more than one person in any one accident or other occurrence and $1,000,000.00 with respect to damage to property. Such policy or policies shall include Landlord and Landlord's mortgagee, if any, as additional insureds. Tenant agrees to deliver certificates evidencing such insurance to Landlord within thirty (30) days of the date of execution of this Lease and within thirty (30) days after the date of renewal of the policies. Such insurance shall not be cancellable without thirty (30) days prior written notice to Landlord.

8. TENANT'S CASUALTY INSURANCE. During the term of this Lease, and any renewal terms, Tenant shall cause its improvements to the Demised Premises to be insured for the benefit of Landlord and Tenant, as their respective interests may appear, against loss or damage by fire and customary extended coverage in an amount equal to the replacement value thereof, if insurance in such amount is available. Tenant agrees to deliver a certificate evidencing such insurance to Landlord within thirty (30) days of the date of execution of this Lease.

9. DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY. (a) If the Building is damaged by fire or other casualty to such extent that the cost of restoration, as determined by an insurance adjustor


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licensed in the State of New Jersey, will equal or exceed fifty (50) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then either Landlord or Tenant may, within sixty (60) days from the date of the damage, give the other party a written notice of election to terminate this Lease, effective thirty (30) days from the date of such notice. However, in the event that neither party terminates this Lease in such circumstance, then the basic rent and additional rent shall be abated in direct proportion to that amount of square footage in the Demised Premises which cannot be used by Tenant for the purposes set forth in Paragraph 1 herein. In addition, Landlord shall be responsible for making restoration within one hundred eighty (180) days after the date of the damage, subject to Force Majeure. In the event that restoration is not made within said time period, Tenant shall have the right to terminate this Lease, upon thirty (30) days written notice to Landlord.

      (b) If the Building is damaged by fire or other casualty to such extent that the cost of restoration, as determined by an insurance adjustor licensed in the State of New Jersey, will be less than (50) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, within sixty (60) days from the date of damage, give the Tenant written notice of election to terminate this Lease, effective thirty (30) days from the date of such notice. However, in the event that Landlord does not terminate this Lease in such circumstance, then the basic rent and additional rent shall be abated in direct proportion to that amount of square footage in the Demised Premises which cannot be used by Tenant for the purposes set forth in Paragraph 1 herein. In addition, Landlord shall be responsible for making restoration within one hundred eighty (180) days after the date of the damage, subject to Force Majeure. In the event that restoration is not made within said time period, Tenant shall have the right to terminate this Lease, upon thirty (30) days written notice to Landlord.

      (c) Notwithstanding anything to the contrary contained herein, in no event shall the provisions of this Paragraph become effective or be applicable if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. The Tenant shall have the proceeds of its insurance paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement. Should the insurance proceeds be insufficient to cover Landlord's expenses, Tenant shall remain liable for any balance.

10. WAIVER OF SUBROGATION. Landlord and Tenant shall obtain, for each policy of insurance secured by them regarding the Demised Premises, or any Property located therein, whether required by this Lease or in addition to that which is required by this Lease, an appropriate clause therein or endorsement thereon, pursuant to which such insurance company waives subrogation or consents to the waiver of the right of one party to recover against the other.

11. INCREASE OF INSURANCE RATES. If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and with insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention to do so, and upon the giving of such notice, this Lease and the term thereof shall terminate. If by reason of the use to


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which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than thirty (30) days after such demand, whichever occurs sooner.

12. ASSIGNMENT AND SUBLEASE. Tenant may assign or sublease the within Lease to any party subject to the following:

      (a) In the event that the Tenant desires to sublease the whole or any portion of the Demised Premises or assign the within Lease to any other party, the terms and conditions of such sublease or assignment shall be communicated to the Landlord in writing prior to the effective date of any such sublease or assignment. Prior to such effective date, Landlord shall have the option, exercisable in writing to Tenant, to recapture the within Lease so that such prospective sublessee or assignee shall then become the sole tenant of Landlord hereunder, or alternatively, to recapture the Demised Premises, and this Tenant shall then be fully released from any and all obligations hereunder.

      (b) In the event that the Landlord elects not to recapture either the Lease or the Demised Premises as hereinabove provided, Tenant may nevertheless assign this Lease or sublet the whole or any portion of the Demised Premises, subject to Landlord's prior written consent, and subject to the consent of any mortgagee, trust deed holder or ground lessor, on the basis of the following terms and conditions:

      (1) The Tenant shall provide to Landlord the name and address of the proposed assignee or sublessee.

      (2) The assignee or sublessee shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to Landlord within Tenant (10) days of its execution. Any sublease shall expressly acknowledge that said sublessee's rights against the Landlord shall be no greater than those of the Tenant.

      (3) The tenant and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to the payment of rent and additional rent reserved herein, through the entire term of this Lease, as the same may be renewed, extended or otherwise modified.

      (4) The Tenant and any assignee shall promptly pay to Landlord: (i) any consideration received by Tenant for any assignment; or (ii) all of the rent, as and when received by Tenant, in excess of the rent required to be paid by Tenant to Landlord for the area sublet, computed on the basis of an average square foot rent for the gross square footage Tenant has leased.

      (5) In any event, acceptance by Landlord of any rent from the assignee, or from any of the subtenants, or the failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release Tenant herein, nor any assignee assuming this Lease, from any and all of the obligations herein during and for the entire term of this Lease, as the same may be renewed, extended or otherwise modified.

      (6) Tenant shall be responsible for payment to Landlord of Landlord's reasonable attorneys' fees and handling costs incurred for each request for consent to any sublet or


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assignment, with such payment to be made within (10) business days of written notice from Landlord, but in no event beyond the effective date of assignment.

      (7) Tenant acknowledges and understands that its sole remedy with respect to any assertion that Landlord's failure to consent to any sublet or assignment is unreasonable shall be the remedy of specific performance, and Tenant shall have no other claim or cause of action against Landlord as a result of Landlord's actions in refusing to consent thereto.

      (c) Notwithstanding anything to the contrary contained herein, Tenant shall have the right to assign this Lease or sublet the Demised Premises, in whole or in part, to any parent or subsidiary of Tenant or in connection with a merger of Tenant provided that the surviving entity in a merger shall have a tangible net worth (determined in accordance with generally accepted accounting principles) not less than the net worth of Tenant and its guarantors, if any, as of the date of commencement of this Lease.

      (d) Without limiting any of the provisions of this Lease, if pursuant to the Federal Bankruptcy Code (hereinafter referred to as the "Code"), or any similar law hereinafter enacted having the same general purpose, Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, then adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one (1) year's basic rent plus an amount equal to the additional rent for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the term of the Lease, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for security in Paragraph 18.

      (e) Except as specifically set forth above, no portion of the Demised Premises or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law or act of the Tenant, nor shall Tenant pledge its interest in this Lease or in any security deposit required hereunder.

13. INSPECTION AND REPAIR. The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

14. GLASS AND OTHER DAMAGE REPAIRS. In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage ore replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

15. SIGNS. The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. Landlord shall place Tenant's name: (1) adjacent to the


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primary entrance door to the Demised Premises; (ii) the directory in the lobby; and (iii) the outside directory, if any. Tenant shall not have the right to have additional names placed on the directories without Landlord' prior written consent. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws, ordinances and regulations applicable thereto.

16. MORTGAGE PRIORITY. This Lease shall not be a lien against the said premises in respect to any mortgages that may herebefore or hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this Lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this Lease, and the term hereof is hereby expressly limited accordingly. Tenant hereby appoints Landlord as its attorney-in-fact to execute any documents requested by the mortgagee(s) to effectuate the intent of this Paragraph.

17. NON-LIABILITY OF MORTGAGEE. Tenant hereby agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee as security for the Tenant's performance of this Lease.

18. UTILITIES. Landlord shall provide Tenant with HVAC. Tenant shall be responsible for its electrical use for lights and business machines by way of an energy audit, to be performed by a licensed energy audit company chosen by Landlord. Tenant shall also be responsible for payment to Landlord for use of the HVAC system during hours other than 8 AM to 6 PM, Monday through Friday and Saturdays, 8 AM to 1 PM, at the rate of $40.00 per hour.

19. EVENTS OF DEFAULT; REMEDIES. (a) If Tenant does not: (a) within (10) days after the due date thereof pay any installment of basic annual rent, additional rent or any other monetary obligation; or (b) within thirty (30) days after written notice from Landlord cure a default other than a default in the payment of basic annual rent or additional rent (provided, however, that such thirty (30) day period shall be extended if the default is of such a nature that it could not reasonably be cured within such period of thirty
(30) days and Tenant promptly commences and thereafter diligently pursues the curing of such default), then, in any such event, Tenant shall be deemed in default under this Lease.

      (b) If there should occur any default on the part of the Tenant as set forth in this Lease, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either, by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy.

      (c) At any time or from time to time after any such expiration or termination, the Landlord may, as agent for the Tenant or otherwise, re-let the premises, for such term or terms (which may be greater or less than the period which would otherwise


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have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) as the Landlord, in its reasonable discretion, may determine, and receive the rents therefor, applying the same: (i) to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and (ii) to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting.

      (d) Upon the occurrence of an event of default as set forth in this Lease, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this Lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five (5) days written notice of the Landlord's intention to do so. Upon the giving of such notice, this Lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this Lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

20. SURVIVAL OF COVENANTS. No expiration or termination of this Lease shall relieve the Tenant of its liability and obligations under this Lease, and all liability and obligations shall survive any expiration or termination. In the event of an expiration or termination, whether or not the Demised Premises, or a portion thereof, shall have been relet, Tenant shall pay to Landlord the rent up to the time of such expiration or termination, and thereafter, Tenant, until the expiration date as stated in Paragraph 1 herein, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages, the difference, if any, between: (1) the basic annual rental and additional rent as stated in this Lease; and (2) any rent and additional rent received by Landlord from any new tenant in the Demised Premises, or a portion thereof.

21. REMOVAL OF TENANT'S PROPERTY. Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this Lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to Tenant, to sell or otherwise dispose of the same, at the expense of Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

22. REIMBURSEMENT OF LANDLORD. If the Tenant shall fail or refuse to comply with or perform any conditions and covenants of the within Lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand. At the option of the Landlord the costs and


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expenses shall be added to the installment of rent due immediately thereafter but in no case later than thirty (30) days after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this Lease.

23. NON-PERFORMANCE BY LANDLORD. This Lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any act of God, riot, civil commotion, strikes, lock-out, acts, orders or regulations of governmental authority, acts or failure to act of the other party, fire, tornado, windstorm, adverse weather conditions, rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or for any cause beyond the control of Landlord.

24. NON-LIABILITY OF LANDLORD. The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, stream, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or this Tenant or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

25. NON-WAIVER BY LANDLORD. The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

26. HAZARDOUS SUBSTANCES. (a) Tenant agrees not to generate, store, manufacture, refine, transport, treat, dispose of, or otherwise permit to be present on or about the Premises any Hazardous Substances. As used herein, Hazardous Substances shall be defined as any "hazardous chemical," "hazardous substance" or similar term as defined in the Comprehensive Environmental Responsibility Compensation and Liability Act, as amended (42) U.S.C. 9601, ET SEQ.), the New Jersey Environmental Cleanup Responsibility Act, as amended (N.J.S.A. 13:1K-6 ET SEQ.), the New Jersey Spill Compensation and Control Act, as amended (N.J.S.A. 58:10-23.11B ET SEQ.), any rules or regulations promulgated thereunder, or in any other applicable federal, state or local law, rule or regulation dealing with environmental protection. It is understood and agreed that the provisions contained in this Paragraph shall be applicable notwithstanding the fact that any substance shall not be deemed to be a Hazardous Substances at the time of its use by the Tenant but shall thereafter be deemed to be a Hazardous Substance. Tenant agrees to indemnify and hold harmless the Landlord and each mortgagee of the Demised Premises from and against any and all liabilities, damages, claims, losses, judgments, causes of action, costs and expenses (including reasonable attorneys' fees) which may be incurred by Landlord or


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any such mortgagee or threatened against the Landlord or such mortgagee, relating to or arising out of any breach by Tenant of the terms of this Paragraph, said indemnity to survive the expiration or earlier termination of this Lease.

      (b) Within thirty (30) days of request therefor by Landlord, Tenant shall provide Landlord with: (i) its Standard Industrial Classification Number (said Standard Industrial Classification number to be obtained by reference to the then current Standard Industrial Classification Manual prepared and published by the Executive Office of the President, Office of Management and Budget or the successor or such publications); and (ii) an opinion letter from the DEP (or such other agency or body as shall then have jurisdiction over ECRA matters) in a form satisfactory to Landlord's counsel, stating the ECRA does not then apply to Tenant, Tenant's use and occupancy of the Demised Premises and the closing, terminating or transferring of operations at the Demised Premises, a Negative Declaration (as said term is defined in ECRA) duly approved by DEP or such other agency or body as shall then have jurisdiction over ECRA matters, or a Cleanup Plan (as said term is defined in ECRA) duly approved by DEP or such other agency or body as shall then have jurisdiction over ECRA matters.

27. REAL ESTATE TAXES. Commencing no earlier than the second year of the term hereof, upon receipt of written notification, Tenant shall pay, as additional rent, its proportionate share of the increased real estate taxes assessed or imposed on the property over the base year (base year shall be defined as the calendar year 1995). Such additional rent shall be paid monthly or quarterly, as designated by Landlord. Landlord shall be entitled to the same remedies for non-payment of additional real estate taxes as for non-payment of rent. Tenant's liability for such increase in real estate taxes shall be imposed whether the increase is due to an increase in the tax rate or valuation or both. Tenant's proportionate share shall be determined by dividing the area of the Demised Premises by the total amount of leasable floor area in the building.

28. MAINTENANCE. Commencing no earlier than the second year of the term hereof, upon receipt of written notification, Tenant shall pay, as additional rent, its proportionate share of the increase in operating expenses incurred by Landlord over the base year (base year shall be defined as the calendar year 1995). Such additional rent is to be paid quarterly, and shall be determined by dividing the area of the Demised Premises by the total amount of area in the building. For purposes of this Lease, expenses for maintaining and operating the building shall mean and include those expenses incurred in respect to the operation and maintenance of the building (excluding real estate taxes) in accordance with accepted principles of sound management and accounting practices as applied to the operation and maintenance of non-institutional, first class office buildings, including, but not limited to, expenses for heat, water, snow removal, landscaping, insurance and janitorial services.

29. CONDEMNATION AND EMINENT DOMAIN. (a) In the event of a taking for any public or quasi-public use or purpose, by any lawful power or authority, by exercise of the right of condemnation or eminent domain, or by agreement between Landlord and those having the authority to exercise such right (hereinafter called a "Taking") of the entire Demised Premises or such substantial portion thereof so that the balance of the Demised Premises is not suitable for the conduct of Tenant's normal business operations therein, then this Lease and the terms hereof shall cease and expire on the date of transfer of possession in connection with the Taking.

      (b) In the event of a Taking of any portion of the Demised Premises as a result of which this Lease is not terminated as provided above, or a Taking of more than forty (40%) percent of the leasable space at the Building (whether or not any portion of Demised Premises is included in the Taking), or a permanent denial or substantial impairment of adequate access to the Building and Demised Premises, then, in such event, Landlord or Tenant may, at its option, terminate this Lease by giving notice of termination to the other within sixty (60) days after receipt by Tenant of notice that the Taking will occur, such notice of termination to be effective as of the date of transfer of possession in connection with the Taking.

      (c) In the event this Lease is not terminated pursuant to the terms of this Paragraph, then Landlord shall promptly commence and with due diligence continue to restore the portion of the Building and the Demised Premises remaining after the Taking to substantially the same condition and tenantability as existed immediately preceding the Taking, to the extent such restoration may be accomplished with the available net proceeds of the award or payment to Landlord in connection with the Taking. During the period of restoration by Landlord, if the Taking or such restoration shall cause a material adverse impact on Tenant's business at Demised Premises, basic annual rent and additional rent shall be abated and adjusted in an equitable fashion. Upon completion of the restoration, basic annual rent and additional rent shall also be abated and adjusted in such manner as shall be just and equitable. In the event that Landlord shall fail to commence such restoration as hereinabove required, or if such restoration shall not be completed within twelve (12) months from and after the date of transfer of possession in connection with Taking, then, in either such event, Tenant shall have the right, as its exclusive remedy, to terminate this Lease by notice to Landlord, such notice to specify the effective date of termination.

      (d) Whether or not this Lease shall be terminated pursuant to the terms of this Paragraph, Tenant shall have the right in connection with any Taking to assert all claims available to it for loss of leasehold improvements, trade fixtures and equipment, and such other items of loss or damage as Tenant shall suffer as a result of the Taking with respect to which Tenant shall, from time to time under applicable law, be permitted to make an independent claim, provided that such claim by Tenant will not reduce the award or payment to Landlord in connection with the Taking.

      (e) Notwithstanding any provision of this Paragraph, in no event shall Landlord be obligated to expend, in connection with the repair or restoration of the Demised Premises pursuant to this Paragraph, any amount in excess of the award or payment in connection with the Taking. In the event that such award or payment shall be insufficient for the repair or restoration or in the event that Landlord's mortgagee shall apply all or any portion of such award of payment to the reduction of the indebtedness secured by such mortgage, then to the extent of such unavailable award or payment, Landlord shall be excused from the performance of repair or restoration work hereunder.

30. HOLDING OVER BY TENANT. If Tenant shall remain in possession of the Demised Premises after the conclusion of the term of this Lease (and any renewal terms), Tenant shall become a month-to-month tenant under the provisions herein provided, but at a monthly basic rental equal to two (2) times the basic annual rental as set forth in Paragraph 2 herein. However, the amount due for additional rental shall remain as set forth in this Lease. Such month-to-month tenancy shall then continue until terminated by either Landlord or Tenant, upon sixty (60) days prior written notice to the other party, but, in any event, such termination shall not occur on a date other than the last day of a calendar month.

31. RIGHT TO EXHIBIT. The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same on and after six (6) months next preceding the expiration of the term hereof.

32. BROKER'S COMMISSION. The parties hereto hereby agree that there was no broker in this matter. Landlord and Tenant hereby indemnify and hold each other harmless for any and all claims by any brokers in connection with this transaction.

33. OPTIONAL RENEWAL PERIOD. Tenant shall have the right to renew the within Lease for one (1) term of three (3) years, consecutive with the term herein provided, at the then prevailing "fair market rent". Tenant shall give the Landlord no less than six (6) months prior written notice by Certified Mail, Return Receipt Requested, of Tenant's intention to exercise the option to renew.

34. OPTIONAL RENEWAL PERIOD - RENT. The "fair market rent" as contemplated by Paragraph 33 hereof shall be determined as follows: Landlord shall notify Tenant of Landlord's opinion of the fair market rent for the Renewal Period at lease six (6) months prior to the end of the then current term hereof. If Tenant disputes Landlord's opinion, Tenant shall, within thirty (30) days after Landlord's said notice, by written notice to Landlord, either withdraw its exercise of its renewal option or notify Landlord that Tenant elects arbitration in accordance with then prevailing Rules of Commercial Arbitration of the American Arbitration Association. The said Association shall designated an appraiser familiar with office buildings located in the Middlesex County, New Jersey area. The arbitrator shall, after hearing testimony from the parties and their expert witnesses, have the authority to fix and determine the fair market rent for the Renewal Period. Each party shall pay the cost and expenses of its own expert witnesses and attorneys fees, and the cost of the arbitration shall be shared equally by the parties.

35. TENANT'S ESTOPPEL. If, at any time after the commencement of the term hereof, Landlord or Tenant shall make written request therefor, Landlord or Tenant shall, within Tenant (10) days after such request, deliver to the other a written instrument, duly executed by Landlord or Tenant, certifying, if such be the case: (i) that this Lease is in force and effect; (ii) that this Lease has not been modified, amended or supplemented or specifying the modification, amendment or supplement; (iii) that Tenant or Landlord, as the case may be, is not in default hereunder, or if it is then in default, specifying the nature of the default and whether or not the time period for curing same has expired; (iv) the date or dates through which basic annual rent and additional rent have been paid; and (v) that there are no offsets or deductions against basic annual rent or additional rent, or if any are claimed, specifying the amount thereof and the basis therefor.

36. GOVERNING LAW. This Lease, and the rights and obligations of the parties thereto, shall be interpreted and construed in accordance with the laws of the State of New Jersey.

37. PARTIAL INVALIDITY. If any provision of this Lease shall be determined by a court of competent jurisdiction to be invalid, such determination shall not affect any of the other provisions of this Lease and such other provisions shall remain in full force and effect. If any provision of this Lease shall be capable of two constructions, one of which would render the provision valid and the other of which would render it invalid, then such provision shall have the construction and meaning which would render it valid.

38. NOTICES. All notices required under the terms of this Lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this Lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

39. TITLE AND QUIET ENJOYMENT. The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this Lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

40. ENTIRE CONTRACT. This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

41. RIGHT OF FIRST REFUSAL. Tenant shall have the right of first refusal to lease any available space contiguous to the Demised Premises as shown on Exhibit A attached hereto. Tenant shall respond to Landlord's written notice within five (5) business days. In the event that Tenant fails to respond within said time period, Tenant's right of first refusal shall have been waived.




      The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

      In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written:

WITNESS OR ATTEST:                     METRO PARK ASSOCIATES - LANDLORD



                                       BY: /s/ (Signature)
-------------------------                 -------------------------


                                       STARCOM - TENANT


                                       BY: /s/ (Signature)
-------------------------                 --------------------------

                                    EXHIBIT B
                              RULES AND REGULATIONS


1. OBSTRUCTION OF PASSAGEWAYS. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than the purpose for which they were intended

2. PROJECTIONS FROM BUILDING. No equipment or other fixtures shall be attached to the outside walls or the windowsills of the Building or otherwise affixed so as to project from the Building without the prior written consent of the Landlord.

3. SIGNS. Except as otherwise provided in this Lease, no sign or lettering shall be affixed by Tenant to any part of the outside of the premises, or any part of the inside of the premises so as to be clearly visible from the outside of the premises without the prior written consent of the Landlord.

4. WINDOWS. Windows in the premises shall not be covered or obstructed by Tenant. No bottles, parcels or other articles shall be placed on the windowsills, in the halls, or in any other part of the Building other than the premises.

5. FLOOR COVERING. Tenant shall not lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of the premises. If linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt first shall be fixed to the floor by a paste or other material that may be easily removed with water, with the use of cement or other similar material being expressly prohibited.

6. INTERFERENCE WITH OCCUPANTS OF BUILDING. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or odors and shall to interfere with the other tenants or those having business with them.

7. LOCKS AND KEYS. No additional locks or bolts of any kind shall be placed on any of the doors by Tenant. Tenant shall, upon termination of Tenant's tenancy, deliver to Landlord all keys to any space within the Building, either furnished to or procured by Tenant, and in the event of the loss of any keys furnished, Tenant shall pay to Landlord the cost of replacement thereof.

8. MOVEMENT OF FURNITURE, FREIGHT OR BULKY MATTER. The carrying in or out of freight, furniture or bulky matter of any description must take place during such hours as Landlord may, from time to time, reasonably determine and only after advance notice to Landlord. The persons employed by Tenant for such work must be reasonably acceptable to Landlord. Tenant may, subject to such provisions, move freight, furniture, bulky matter, and other material into or out of the premises on Saturdays between the hours of 9:00 a.m. and 1:00 p.m., provided that Tenant shall pay for any additional costs incurred by Landlord for elevator operators or security guards, and for other expenses occasioned by such activity of Tenant. If, at least five (5) days prior to such activity, Landlord requests that Tenant deposit with Landlord, as security for Tenant's obligation to pay such additional costs, a sum which Landlord reasonably estimates to be the amount of such additional cost, the Tenant shall deposit such amount with Landlord as security for such cost.

9. SAFES AND OTHER HEAVY EQUIPMENT. Landlord reserves the right to prescribe the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition from arising. Business machines and other equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb and prevent unreasonable vibration, noise and annoyance.

10. NON-OBSERVANCE OR VIOLATION OF RULES BY OTHER TENANTS. Landlord shall not be responsible to Tenant for the non-observance or violation of any of these rules and regulations by any other tenant.

11. AFTER HOURS USE. Landlord reserves the right to exclude from the Building, between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on Saturdays, Sundays and Building holidays, all persons who do not present a pass to the Building signed by the Tenant. Each Tenant shall be responsible for all persons for whom such a pass is issued and shall be liable to the Landlord for the acts of such person.

12. PLUMBING FACILITIES USE. Tenant shall not use the Building's plumbing facilities for any purpose other than that for which they were constructed and will not permit any foreign substance of any kind to be thrown therein and the expense of repairing any breakage, seepage or damage, no matter where occurring, resulting from a violation of this provision by Tenant or its agents, servants, employees, invitees or licensees shall be borne by Tenant. Wasteful and excessive or unusual use or misuse of Building standard office electrical service, water, sewer or other utilities is hereby expressly prohibited.

13. VEHICLES. No bicycles, mopeds, motorcycles or other vehicles of any kind shall be brought into or kept in, on or about the premises, Building or Building area, except in those locations specifically designated by Landlord for same.

14. ANIMALS. No animal of any kind shall be brought into, kept in, on or about the premises, Building or Building area, other than seeing eye dogs.

15. LANDLORD'S RIGHTS. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to the following rights which are reserved to Landlord for its purposes in operating the Building:

      (a) the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;

      (b) the right to change the name of the Building at any time and from time to time, without incurring any liability to Tenant for so doing;

      (c) the right to install and maintain a sign or signs on the exterior of the Building and/or anywhere in the Building area; and

      (d) the right to grant anyone the right to conduct any particular business or undertaking in the Building or Building area.

16. MOVING. Moving in and out of the Building must be coordinated with the Landlord. At the discretion of the Landlord, moving may be required to be done under the supervision of the management personnel. No furniture will be moved in the Building's elevators without the permission of the Landlord and until necessary pads have been installed.

                            ADDENDUM TO LEASE BETWEEN
                         METROPARK ASSOCIATES, LANDLORD
                               AND STARCOM, TENANT

1. This Addendum is hereby made a part of the attached Lease. Where the terms ofthis Addendum differ from the terms of the Lease, this Addendum shall control.

2. The Lease is hereby amended to provide that the Demised Premises shall consist of a total of 6,668 square feet, rather than 3,962 square feet.

3. The Lease is hereby amended to provide that, commencing on May 31, 1995, the rent for the Demised Premises shall be One Hundred Three Thousand Three Hundred Fifty Four Dollars per annum ($103,354). Eight Thousand Six Hundred Twelve ($8,612) Dollars Per Month, due and payable on the first day of each calendar month.

4. The Lease is hereby amended to provide that Tenant shall pay, as additional rent, the cost of Tenant's electrical usage, based upon an energy audit to be performed by a licensed energy audit company chosen by the Landlord. Landlord estimates that Tenant's costs shall be $194.91 per month (based on previous usage for smaller space). However, this amount is subject to increase pursuant to the results of the energy audit, which audit shall be performed within sixty (60) days from date of execution of this Agreement.

5. The Lease is hereby amended to provide that Tenant's proportionate share for purposes of operating expense and tax reimbursement shall be 4.95%.

6. The Lease is hereby amended to provide that Tenant shall be provided with a total of five (5) reserved parking spaces, marked "Starcom".

7. ALL OTHER TERMS AND CONDITIONS OF THE LEASE DATED APRIL 19, 1995 SHALL REMAIN THE SAME.

      IN WITNESS WHEREOF, the parties hereto set their hands and seals.

                                         METRO PARK ASSOCIATES - LANDLORD



Dated:       [ILLEGIBLE]                  BY:  /S/ [ILLEGIBLE
      ---------------------------           ---------------------------------

                                         STARCOM - TENANT



                                         BY:  /S/ [ILLEGIBLE
                                            ---------------------------------

[Floor Plan]

                            ADDENDUM TO LEASE BETWEEN
                         METRO PARK ASSOCIATES, LANDLORD
                           AND UTSTARCOMM, INC, TENANT

1. This Addendum is hereby made a part of the attached Lease. Where the terms of this Addendum differ from the terms of the Lease, this Addendum shall control.

2. Paragraph 1 of the Lease is hereby amended to provide that the Demised Premises shall consist of a total of 10,067 rentable square feet, rather than 6,668 square feet.

3. Paragraph 2 of the Lease is hereby amended to provide that, commencing July 1, 1996, the rent for the Demised Premises shall be Thirteen Thousand One Hundred Forty-Four and 00/100 ($13,144.00) Dollars Per Month, due and payable on the first day of each calendar month.

4. Paragraphs 27 and 28 of the Lease are hereby amended to provide that, effective July 1, 1996, Tenant's proportionate share shall be 7.53%.

5.    All other terms and conditions of the lease dated shall remain the same.

      IN WITNESS WHEREOF, the parties hereto set their hands and seals.

                                        METRO PARK ASSOCIATES - LANDLORD



Dated:   6/17/96                        BY:  /s/ (Signature)
      --------------------------           -------------------------------

                                        UTSTARCOMM, INC. - TENANT



Dated:   6/11/96                        BY:  /s/ (Signature)
      --------------------------           -------------------------------

                                ADDENDUM TO LEASE
                     BETWEEN METRO PARK ASSOCIATES, LANDLORD
                           AND UTSTARCOMM, INC, TENANT

1. This Addendum is hereby made a part of the attached Lease. Where the terms of this Addendum differ from the terms of the Lease, this Addendum shall control.

2. Paragraph 1 of the Lease is hereby amended to provide that, effective on the later of: (a) completion of Landlord's Work as described in Exhibit A attached hereto; or (b) August 1, 1997, (hereinafter the "New Commencement Date"), the Demised Premises shall consist of 12,080 rentable square feet of eighth floor space (the "New Demised Premises"). The Paragraph is further amended to provide that the initial term of the Lease shall expire on July 31, 1998.

3. Paragraph 2 of the Lease is hereby amended to provide that, commencing on the New Commencement Date, the basic rent shall be the sum of Two Hundred One Thousand Three Hundred Seventy-Three and 60/100 ($201,373.60) Dollars Per Annum; Sixteen Thousand Seven Hundred Eighty-One and 13/100 ($16,781.13) Dollars Per Month, due and payable in advance on the first day of each calendar month.

4. Paragraphs 27 and 28 of the Lease are hereby amended to provide that Tenant's proportionate share shall be 9.06%.

5. The Lease is hereby amended to provide that Tenant shall be responsible for the costs of installation of data and telephone wiring for Select Software Tools, Inc., another tenant in the Building. In addition, Tenant shall share equally with Landlord with costs of moving the operations of Select Software Tools, Inc. from their current location to their new location in the Building.

6. The Lease is hereby amended to provide that Tenant shall have the right to renew this Lease, for two (2) terms of one (1) year each, consecutive with the initial term, at the same terms and conditions as the original Lease, as modified. Tenant shall provide Landlord with sixty (60) days prior written notice of its intention to exercise its right to renew this Lease.

      IN WITNESS WHEREOF, the parties set their hands and seals this ______ day of July, 1997.

WITNESS OR ATTEST:                      METRO PARK ASSOCIATES - LANDLORD



                                        BY:  CHAUNCEY SHEY
------------------------------             ------------------------------

                                        UTSTARCOMM, INC. - TENANT



                                        BY:  /s/ (Signature)
------------------------------             ------------------------------